SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                         X

Filed by a Party other than the Registrant      o

Check the appropriate box:

X     Preliminary Proxy Statement
o     Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
o     Definitive Proxy Statement
o     Definitive Additional Materials
o     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                   Neuberger Berman Advisers Management Trust

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X     No fee required.
o     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:


o     Fee paid previously with preliminary materials.

o Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                  NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

     BALANCED PORTFOLIO, GROWTH PORTFOLIO, GUARDIAN PORTFOLIO, INTERNATIONAL PORTFOLIO, LIMITED MATURITY BOND PORTFOLIO, LIQUID ASSET PORTFOLIO, MID-CAP
    GROWTH PORTFOLIO, PARTNERS PORTFOLIO, AND SOCIALLY RESPONSIVE PORTFOLIO

                                 August 15, 2000

Dear Variable Contract Owner:

      The attached Proxy Statement discusses three Proposals (the "Proposals") to be voted upon by the holders of interests of the above-named series (each a "fund") of Neuberger Berman Advisers Management Trust (the "Trust"). The series of the Trust are offered only to life insurance companies ("Insurance Companies") to serve as investment vehicles under their variable annuity and variable life insurance contracts ("Variable Contracts") and, in the case of the Balanced Portfolio, are also offered to qualified pension and retirement plans. You are asked to review the Proxy Statement and to cast your vote on the Proposals. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS.

      The Proposals seek your approval to elect eighteen Trustees to serve on the Board of Trustees of the Trust, to allow the funds greater investment flexibility by changing their policy on diversification, and to ratify the Board of Trustees' selection of each fund's independent auditors.

      YOUR VOTE IS IMPORTANT TO US. After reviewing the attached materials, please complete, sign and date your voting instruction card or proxy card and mail it promptly in the enclosed postage paid envelope.

      If you have any questions, please call 1-800-877-9700. Our representatives will be glad to assist you. Thank you for your response and your continued support of the Neuberger Berman funds.

                                          Very truly yours,



                                          /s/ Peter Sundman
                                          ------------------------
                                          Peter Sundman
                                          President
                                          Neuberger Berman Management Inc.

                  NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

     BALANCED PORTFOLIO, GROWTH PORTFOLIO, GUARDIAN PORTFOLIO, INTERNATIONAL PORTFOLIO, LIMITED MATURITY BOND PORTFOLIO, LIQUID ASSET PORTFOLIO, MID-CAP GROWTH PORTFOLIO, PARTNERS PORTFOLIO, AND SOCIALLY RESPONSIVE PORTFOLIO (THE
                                    "FUNDS")

                            -----------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 31, 2000
                            ------------------------


WHO IS ASKING FOR YOUR VOTE?
----------------------------

The Board of Trustees of Neuberger Berman Advisers Management Trust.

WHERE WILL THE MEETING BE HELD?
-------------------------------

The meeting will be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, on October 31, 2000 at 10:30 a.m. Eastern time.

WHO IS ELIGIBLE TO VOTE?
------------------------

Shareholders who owned shares of one or more funds at the close of business on August 15, 2000 are entitled to vote at the meeting and any adjournment. Owners of Variable Contracts having a beneficial interest in the funds on the record date are entitled to vote as though they were shareholders. Accordingly, references to shareholders or owners of shares in these materials include Variable Contract owners.

WHAT ARE THE DIFFERENT WAYS TO VOTE THIS PROXY?
-----------------------------------------------

There are a number of ways to vote your shares:

            You may vote by completing the enclosed voting instruction card or proxy card by dating, signing and returning it in the postage paid envelope. PLEASE NOTE THAT IF YOU SIGN AND DATE THE VOTING INSTRUCTION CARD OR PROXY CARD(S) BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE.

            Certain shareholders may vote through the Internet by visiting the website identified on your voting instruction card.

            If you plan to attend the meeting, you may vote in person. PLEASE NOTE, THAT IF YOU COMPLETE A VOTING INSTRUCTION CARD OR VOTE A PROXY AND THEN VOTE IN PERSON AT THE MEETING, YOUR VOTING INSTRUCTION CARD OR PROXY IS AUTOMATICALLY REVOKED). IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL THE FUNDS AT (800) 877-9700.

      If you own shares of more than one fund, you must submit a separate voting instruction card or proxy card for each fund in which you own shares. Unless the voting instruction cards or proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the instructions on the cards, they will not be voted.

      Any additional proposals submitted to a vote at the meeting by anyone other than the officers or Trustees of the funds may be voted only in person or by written proxy.

                              By order of the Board of Trustees,

                              /s/  Claudia A. Brandon
                              ------------------------------
                              Claudia A. Brandon
                              Secretary
                              Neuberger Berman Advisers Management Trust



August 15, 2000
New York, New York

                   NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

    BALANCED PORTFOLIO, GROWTH PORTFOLIO, GUARDIAN PORTFOLIO, INTERNATIONAL PORTFOLIO, LIMITED MATURITY BOND PORTFOLIO, LIQUID ASSET PORTFOLIO, MID-CAP
    GROWTH PORTFOLIO, PARTNERS PORTFOLIO, AND SOCIALLY RESPONSIVE PORTFOLIO
                                 (THE "FUNDS")

                                605 THIRD AVENUE
                          NEW YORK, NEW YORK 10158-0180
                                 1-800-877-9700

                            ------------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 31, 2000

                            ------------------------

                               VOTING INFORMATION

      The Board of Trustees of Neuberger Berman Advisers Management Trust (the "Trust") is asking you to sign the enclosed voting instruction card(s) or proxy card(s) for use at a Special Meeting of Shareholders of the funds listed above, to be held on October 31, 2000 at 10:30 a.m. Eastern time, at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and at any adjournments thereof (the "Meeting"). This Proxy Statement is first being mailed on or about August 15, 2000.

      This Proxy Statement contains information about three proposals that apply to the shareholders of all of the funds.

PROPOSAL 1: To elect eighteen (18) Trustees to serve on the Board of Trustees until their successors are duly elected and qualified.

PROPOSAL 2: To approve a change in a fundamental investment limitation concerning diversification.

PROPOSAL 3: To ratify the selection of independent auditors for each fund.

      This Proxy Statement sets forth concisely the information that a shareholder of the funds should know before voting on the Proposals. It should be read and retained for future reference.

      One-third of each fund's shares outstanding and entitled to vote on August 15, 2000 ("Record Date"), represented in person or by proxy, make up a quorum and must be present for the transaction of business at the Meeting with respect to that fund. Shares of all funds will vote together for the election of Trustees (Proposal 1), and the presence of one-third of the shareholders of the Trust constitutes a quorum for purposes of that proposal. Each fund's shareholders will vote separately on each other Proposal with respect to that fund; if you are a shareholder of more than one fund, you will be voting on each such Proposal separately with respect to each fund in which you hold shares.

      If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve any Proposal are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of those shares voting at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. A shareholder vote may be taken on any one or more of the Proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.

      If the enclosed voting instruction card or proxy is properly executed and returned in time to be voted at the Meeting, the shares represented by the voting instruction card or proxy will be voted in accordance with the instructions marked thereon. If no instructions are marked on the voting instruction card or proxy, it will be voted FOR each Proposal described in the accompanying Notice of Special Meeting of Shareholders and FOR the election of each candidate nominated by the Board to serve as a Trustee. If a Variable Contract owner does not submit a voting instruction card on time, the owner's Insurance Company will vote the owner's interests in the same proportion as interests for which it has received timely instructions. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have a negative effect on the Proposals. Each Life Company will vote shares of the funds held by each of its separate accounts that fund the Variable Contracts in accordance with instructions received from the Variable Contract owners. Each Insurance Company will also vote shares of the funds held in each separate account for which it has not received timely instructions, as well as any shares held in its general account, in the same proportion as it votes shares held by that separate account for which it has received instructions. Shareholders of the funds and Variable Contract owners permitted to give instructions, and the number of shares for which such instructions may be given for purposes of voting at the Meeting and any adjournment thereof, will be determined as of the record date. The trustees of the qualified pension and retirement plans may vote the shares of the Balanced Portfolio held by the plans.

      Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Trust at the address indicated on the enclosed envelope provided with this Proxy Statement. Any letter of revocation or later-dated proxy must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

      Proxy solicitations will be made primarily by mail, electronic transmission or personal meetings with officers and employees of NBMI, affiliates of NBMI or other representatives of the funds. NBMI serves as principal underwriter and administrator of the funds. NBMI and its affiliates will not receive any compensation from the funds for proxy solicitation activities. Proxy solicitations may also be made by our proxy solicitor. If votes are recorded by telephone, our proxy solicitor will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail, and for some Variable Contract owners, through a secure Internet site. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the funds. ANY PROPOSAL SUBMITTED TO A VOTE AT THE MEETING BY ANYONE OTHER THAN THE OFFICERS OR TRUSTEES OF THE TRUST MAY BE VOTED ONLY IN PERSON OR BY WRITTEN PROXY.

      For soliciting services, our proxy solicitor will be paid fees and expenses of up to approximately $41,994, $191,655, $34,158, $0, $57,919, $6,950,
$110,250, $234,632, and $442 for Balanced Portfolio, Growth Portfolio, Guardian Portfolio, International Portfolio, Limited Maturity Bond Portfolio, Liquid Asset Portfolio, Mid-Cap Growth Portfolio, Partners Portfolio, and Socially Responsive Portfolio, respectively.

      The funds are separate series of the Trust. NBMI serves as the investment manager and Neuberger Berman, LLC ("Neuberger Berman") serves as sub-adviser to each fund.

      As of June 30, 2000, the following numbers of shares were outstanding with respect to each fund:

Fund                   Shares Outstanding
--------------------------------------------
Balanced               8,648,715

--------------------------------------------
Growth                 22,88,180

--------------------------------------------
Guardian               7,210,887

--------------------------------------------
International          -0-

--------------------------------------------
Limited Maturity Bond  16,059,099

--------------------------------------------
Liquid Asset           23,584,092

--------------------------------------------
Mid-Cap Growth         19,195,569

--------------------------------------------
Partners               51,926,410

--------------------------------------------
Socially Responsive    147,528

--------------------------------------------

In addition, to the Trust's knowledge, as of June 30, 2000, the following Insurance Companies owned of record more than five percent of the outstanding shares of each fund.

---------------------------------------------------------------------------
NB AMT Liquid Assets                  Hartford Life Insurance Company
                                      FBO: Hartford Life Insurance
                                      Attn: Carol Lewis
                                      200 Hopmeadow Street
                                      Simsbury, CT   06089
---------------------------------------------------------------------------
                                      Ameritus Life Insurance Company
                                      Separate Account LLVL
                                      Attn:  Julie Williams
                                      P.O. Box 81889
                                      Lincoln, NE   68501
---------------------------------------------------------------------------
NB AMT Growth                         Nationwide Life Variable
                                      Growth Portfolio
                                      IPO Box 182029
                                      Columbus, OH   43218-2029
---------------------------------------------------------------------------
NB AMT Limited Maturity Bond          Nationwide Life Variable
                                      Growth Portfolio
                                      IPO Box 182029
                                      Columbus, OH   43218-2029
---------------------------------------------------------------------------
                                      Security Life of Denver
                                      Variable Operations
                                      1290 Broadway
                                      Denver, CO   80203-5699
---------------------------------------------------------------------------
NB AMT Balanced                       Nationwide Life
                                      Financial Horizons Account 1
                                      IPO P.O. Box 182029
                                      Columbus, OH   43218-2029
---------------------------------------------------------------------------
                                      Nationwide Life Multi Flex NEA
                                      IPO P.O. Box 182029
                                      Columbus, OH   43218-2028
---------------------------------------------------------------------------
                                      Penn Mutual Life Insurance co.
                                      Attn:  John Heiple VIM C3D
                                      Independence Square
                                      Philadelphia, PA   19172
---------------------------------------------------------------------------
                                      Penn Insurance & Annuity Pennant
                                      Attn: Elva Carberry Mail Code C3D
                                      600 Dresher Rd.
                                      Horsham, PA   19044
---------------------------------------------------------------------------
NB AMT Socially Responsive            Neuberger Berman Management
                                      Attn: Michael J. Weiner
                                      605 Third Avenue
                                      New York, NY   10158
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                      Neuberger Berman, LLC
                                      Attn: Ron Staib, Ops Control Dept.
                                      55 Water Street, 27th Floor
                                      New York, NY   10041
---------------------------------------------------------------------------
                                      Reliastar Life Insurance Co.
                                      FBO:  Select Life 2/3
                                      Route 5106, P.O. Box 20
                                      Minneapolis, MN    55440
---------------------------------------------------------------------------
                                      Reliastar Life Insurance Co.
                                      FBO:  Select III Non Qualified
                                      Route 5106, P.O. Box 20
                                      Minneapolis, MN   55440

---------------------------------------------------------------------------
                                      Reliastar Life Insurance Co.
                                      FBO:  Northern Life Var. Ann.-Sep 1
                                      Route 5106, P.O. Box 20
                                      Minneapolis, MN   55440
---------------------------------------------------------------------------
NB AMT Guardian                       Nationwide Life Variable
                                      Growth Portfolio
                                      IPO Box 182029
                                      Columbus, OH   43218-2029
---------------------------------------------------------------------------
                                      Nationwide Life Insurance Co.
                                      NWVA-9
                                      C/O IPO Portfolio Accounting
                                      P.O. box 182019
                                      Columbus, OH   43218-2029
---------------------------------------------------------------------------
NB AMT Mid-Cap                        Nationwide Life Insurance Co.
                                      NWVLI-4
                                      C/O Box 182029
                                      Columbus, OH    43218-2029
---------------------------------------------------------------------------
                                      Nationwide Life Insurance Co.
                                      NWVA-9
                                      C/O IPO Portfolio Accounting
                                      P.O. Box 182029
                                      Columbus, OH    43218-2029
---------------------------------------------------------------------------
                                      The Lincoln National Life Ins. Co.
                                      FBO:  Lincoln Nat'l Life Ins. Co. 37
                                      1300 South Clinton Street
                                      Fort Wayne, IN    46802
---------------------------------------------------------------------------
                                      The Lincoln National Life Ins. Co.
                                      FBO: Lincoln National Variable Life
                                      1300 South Clinton Street
                                      Fort Wayne, IN   46802
---------------------------------------------------------------------------

---------------------------------------------------------------------------
NB AMT Partners                       Nationwide Life Variable
                                      Growth Portfolio
                                      IPO Box 182029
                                      Columbus, OH    43218-2029
---------------------------------------------------------------------------
                                      Nationwide Life Insurance Co.
                                      NWVA-9
                                      C/O IPO Portfolio Accounting
                                      P.O. Box 182029
                                      Columbus, OH    43218-2029
---------------------------------------------------------------------------

      At June 30, 2000, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the shares of each fund.

      COPIES OF THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS OF THE FUNDS MAY REQUEST COPIES OF THE FUNDS' ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, INCLUDING AUDITED FINANCIAL STATEMENTS, AT NO CHARGE BY WRITING NBMI AT 605 THIRD AVENUE, 2ND FLOOR, NEW YORK, NEW YORK 10158-0180, OR BY CALLING TOLL FREE 800-877-9700.

                        GENERAL OVERVIEW OF THE PROPOSALS

      The following is a brief overview regarding the matters being presented for your approval at the Meeting:

      PROPOSAL 1: To elect a Board of Trustees. The Neuberger Berman funds are composed of three fund groups - the equity funds, the income funds, and the insurance funds. Currently, each fund group has its own Board of Trustees, with very limited overlap in membership. The Board of Trustees of the Trust, including all of the independent Trustees, and management believe that considerable efficiencies can be realized by having the same individuals serve on each of the Boards.

      PROPOSAL 2: To change the fundamental limitation on diversification of investments among different issuers so as to allow the funds to invest to a greater extent in securities issued by other investment companies. This change is intended primarily to allow the funds to take full advantage of investments allowed under the law while remaining diversified funds. The change will allow the funds to invest excess cash in a money market fund managed by NBMI. The Board believes that such combined management would result in greater efficiency, which could produce greater returns to investors.

      PROPOSAL 3: To ratify the selection of Ernst & Young LLP as the funds' independent auditors.

                        PROPOSAL 1. ELECTION OF TRUSTEES

      The Board of Trustees of the Trust proposes that shareholders elect the individuals named in the table below as members of one Board of Trustees that would serve all of the Neuberger Berman funds. With this proposal, the separate Boards of the three different fund groups that make up the Neuberger Berman family of mutual funds - the equity funds group, the income funds group, and the insurance funds group - intend to consolidate, so the same individuals would serve on the Boards of all three groups of funds.

      Currently, each of these different groups has its own Board of Trustees (several Trustees serve on the Boards of more than one group). For seven years, the multiple Boards have had separate meetings, but often have reviewed the same or substantially the same policy issues, contractual arrangements and other matters for their respective fund groups. The Trustees of each of these Boards have agreed that both the Neuberger Berman funds and NBMI would enjoy substantial efficiencies if the same individuals served as Trustees of all of the funds in the Neuberger Berman fund family.

      This consolidation was initially proposed by NBMI at a time when several of the Boards were contemplating shareholder meetings to fill Board vacancies created by retirements. The proposal was taken up by the Independent Trustees of each fund group (i.e., those who do not fall within the definition of "interested person" in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees")), including the Trust, and discussed at several meetings over a period of months. The Boards explored the potential benefits and drawbacks of the proposal, as well as various alternatives. They noted that consolidating the three Boards would reduce the duplication of Board materials and reports, which are comprehensive and often lengthy, and would avoid the need for repeated presentations by the same management personnel at the different meetings.

      The Independent Trustees also considered that all Boards in the Neuberger Berman fund family were actively seeking additional members, or soon would be, and that consolidation of the Boards would produce a pool of candidates already familiar with (1) the Neuberger Berman fund family, its manager, underwriter, administrator, and methods of operation, (2) the mutual fund business and the comprehensive regulatory regime under which it operates, as well as (3) the special responsibilities that the law assigns to mutual fund trustees. Therefore, each fund will be able to preserve the continuity of its current Board's leadership while benefiting from the added knowledge and experience of the other Neuberger Berman fund trustees. They considered the potential cost savings, the ability of the Boards to act faster and in a more coordinated fashion, and whether the benefits to NBMI would benefit the shareholders. They also considered the potential size of the combined Board, noting that it would be larger than the boards of most other mutual funds. They considered the effect that consolidation might have on the Board's working style and the working relationships among the members of each Board, and the potential effect of attrition over the next several years.

      The matter was then taken up by the Nominating Committee of each Board, including the Nominating Committee of the Trust's Board, which is also composed entirely of Independent Trustees. The Nominating Committee considered the qualifications and backgrounds of the candidates, and the expressed desire of certain members of the various Boards to retire.

      Unless you give instructions on the enclosed proxy card to withhold your vote for any candidate, your shares will be voted "FOR" the election of each of the listed nominees. If any or all of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted "FOR" such other nominee or nominees as the Nominating Committee may recommend. Each nominee has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until his or her successor is elected and qualified, or until he or she sooner retires, resigns, dies, or is removed from office as provided in the Trust's Trust Instrument.

      If all of the nominees are elected, they will constitute the entire Board of Trustees of the Trust. At June 30, 2000, the Trustees and officers of each fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of each fund.

      The following table lists the candidates. Unless otherwise indicated, each candidate has engaged in the principal occupation listed for at least the last five years, although not necessarily in the same capacity. As indicated, each of the nominees (except Mr. Seip) currently serves as a Trustee of one or more funds; of the candidates, all except Ms. Harvey, Mr. Cannon, Mr. Kassen, Mr. Seip and Mr. Sundman were elected by shareholders in 1993 or 1994.



                             Present Position with the Neuberger Berman
                             Funds; Business Experience During Past Five
Name, Age, and Address (1)   Years; Other Trusteeships (2)
-----------------------      -------------------------------------------


John Cannon (70)
CDC Capital Management       TRUSTEE OF INCOME FUNDS, INCOME TRUST,
450 Sentry Parkway           AND INCOME MANAGERS TRUST (SINCE 1994).
Suite 105                    Chairman and Chief Investment Officer of
P.O. Box 1212                CDC Capital Management (registered
Blue Bell, PA 19422          investment adviser) (1993-present).

Faith Colish (64)            TRUSTEE OF EQUITY FUNDS, EQUITY TRUST,
63 Wall Street               EQUITY ASSETS, AND EQUITY MANAGERS TRUST
24th Floor                   (SINCE 1993); EQUITY SERIES (SINCE
New York, NY 10005           1998); AND NEUBERGER BERMAN ADVISERS
                             MANAGEMENT TRUST (SINCE 1984). Attorney at Law, Faith Colish, A Professional
                             Corporation.

                             Present Position with the Neuberger Berman
                             Funds; Business Experience During Past Five
Name, Age, and Address (1)   Years; Other Trusteeships (2)
-----------------------      -------------------------------------------


Walter G. Ehlers (67)        TRUSTEE OF NEUBERGER BERMAN ADVISERS
6806 Suffolk Place           MANAGEMENT TRUST (SINCE 1989).
Harvey Cedars, NJ 08008      Consultant, Director of the Turner
                             Corporation, A.B. Chance Company and
                             Crescent Jewelry, Inc.

C. Anne Harvey (62)          TRUSTEE OF NEUBERGER BERMAN ADVISERS
2555 Pennsylvania Avenue,    MANAGEMENT TRUST (SINCE 1998).  Director
N.W.                         of American Association of Retired
Washington, D.C. 20037       Persons ("AARP") Program Services and
                             Administrator of AARP Foundation; The National
                             Rehabilitation Hospital's Board of Advisors;
                             Individual Investors Advisory Committee to the New
                             York Stock Exchange Board of Directors; Steering
                             Committee for the U.S. Securities and Exchange
                             Commission Facts on Saving and Investing Campaign;
                             and American Savings Education Council's Policy
                             Board (ASEC).

Barry Hirsch (67)            TRUSTEE OF INCOME FUNDS, INCOME TRUST
Loews Corporation            AND INCOME MANAGERS TRUST (SINCE 1993).
667 Madison Avenue           Senior Vice President, Secretary, and
7th Floor                    General Counsel of Loews Corporation
New York, NY 10021           (diversified financial corporation).
Michael M. Kassen* (47)      PRESIDENT AND TRUSTEE OF EQUITY FUNDS,
                             EQUITY TRUST, EQUITY ASSETS, EQUITY SERIES AND
                             EQUITY MANAGERS TRUST; PRESIDENT OF GLOBAL MANAGERS
                             TRUST (SINCE 1999). Executive Vice President, Chief
                             Investment Officer of Neuberger Berman LLC;
                             Chairman and Director of NBMI; Executive Vice
                             President, Chief Investment Officer and Director of
                             Neuberger Berman Inc.

Robert A. Kavesh (72)        TRUSTEE OF INCOME FUNDS, INCOME TRUST
110 Bleecker Street          AND INCOME MANAGERS TRUST (SINCE 1993).
Apt. 24B                     Professor of Finance and Economics at
New York, NY 10012           Stern School of Business, New York
                             University.

                             Present Position with the Neuberger Berman
                             Funds; Business Experience During Past Five
Name, Age, and Address (1)   Years; Other Trusteeships (2)
-----------------------      -------------------------------------------


Howard A. Mileaf (63)        TRUSTEE OF EQUITY FUNDS, EQUITY TRUST,
WHX Corporation              EQUITY ASSETS, AND EQUITY MANAGERS TRUST
110 East 59th Street         (SINCE 1993); EQUITY SERIES (SINCE
30th Floor                   1998); GLOBAL MANAGERS TRUST (SINCE
New York, NY 10022           1994); AND NEUBERGER BERMAN ADVISERS
                             MANAGEMENT TRUST (SINCE 1999). Vice President and
                             Special Counsel to WHX Corporation (holding company) since 1992; Director of Kevlin Corporation
                             (manufacturer of microwave and other products).

Edward I. O'Brien* (71)      TRUSTEE OF EQUITY FUNDS, EQUITY TRUST,
12 Woods Lane                EQUITY ASSETS, AND EQUITY MANAGERS TRUST
Scarsdale, NY 10183          (SINCE 1993); AND EQUITY SERIES (SINCE
                             1998). Private Investment Management; President of the Securities Industry Association ("SIA")
                             (securities industry's representative in government relations and regulatory matters at the federal and state levels) from 1974 to 1992; Adviser to SIA from November 1992 to November 1993; Director of
                             Legg Mason, Inc.

John T. Patterson, Jr.       TRUSTEE OF EQUITY FUNDS, EQUITY TRUST,
(72)                         EQUITY ASSETS AND EQUITY MANAGERS TRUST
7082 Siena Court             (SINCE 1993); GLOBAL MANAGERS TRUST
Boca Raton, FL 33433         (SINCE 1994); AND EQUITY SERIES (SINCE
                             1998). Retired. Formerly, President of SOBRO (South
                             Bronx Overall Economic Development Corporation).

John P. Rosenthal (67)       TRUSTEE OF EQUITY FUNDS, EQUITY TRUST,
Burnham Securities Inc. EQUITY ASSETS AND EQUITY MANAGERS TRUST Burnham Asset Management (SINCE 1993); AND GLOBAL MANAGERS TRUST
Corp.                        (SINCE 1994).  Senior Vice President of
1325 Avenue of the Americas  Burnham Securities Inc. (a registered
26th Floor                   broker-dealer) since 1991.
New York, NY 10019

William E. Rulon (67)        TRUSTEE OF INCOME FUNDS, INCOME TRUST
2980 Bayside Walk            AND INCOME MANAGERS TRUST (SINCE 1993).
San Diego, CA 92109          Retired. Senior Vice President of
                             Foodmaker, Inc. (operator and franchiser of restaurants) until January 1997; Secretary of Foodmaker, Inc. until July 1996.

                             Present Position with the Neuberger Berman
                             Funds; Business Experience During Past Five
Name, Age, and Address (1)   Years; Other Trusteeships (2)
-----------------------      -------------------------------------------


Cornelius T. Ryan (68)       TRUSTEE OF EQUITY FUNDS, EQUITY TRUST,
Oxford Bioscience            EQUITY ASSETS AND EQUITY MANAGERS TRUST
Partners                     (SINCE 1993); AND EQUITY SERIES (SINCE
315 Post Road West           1998).    General Partner of Oxford
Westport, CT 06880           Partners and Oxford Bioscience Partners
                             (venture capital partnerships) and President of Oxford Venture Corporation; Director of Capital
                             Cash Management Trust (money market fund) and Prime
                             Cash Fund.

Tom Decker Seip (50)         NOMINEE.  General Partner of Seip
30 Ridge Lane                Investments LP (a private investment
Orinda, CA 94563             partnership); Member of the Board of
                             Directors of Offroad Capital Inc. and E-Finance
                             Corporation (pre-public internet commerce companies); Trustee of Hambrecht and Quist Fund
                             Trust; Member of the Board of Directors of AmericaOne; Senior executive at the Charles Schwab
                             Corporation from 1983 to 1999; including Chief
                             Executive Officer of Charles Schwab Investment
                             Management, Inc. and Trustee of Schwab Family of
                             Funds and Schwab Investments from 1997 to 1998;
                             Executive Vice President-Retail Brokerage for
                             Charles Schwab Investment Management from 1994 to
                             1997.

Gustave H. Shubert (71)      TRUSTEE OF EQUITY FUNDS, EQUITY TRUST,
13838 Sunset Boulevard       EQUITY ASSETS AND EQUITY MANAGERS TRUST
Pacific Palisades, CA        (SINCE 1993); AND EQUITY SERIES (SINCE
90272                        1998).    Senior Fellow/Corporate Advisor and
                             Advisory Trustee of Rand (a non-profit public interest research institution) since 1989; Honorary
                             Member of the Board of Overseers of the Institute for Civil Justice, the Policy Advisory Committee of the Clinical Scholars Program at the University of California, the American Association for the Advancement of Science, the Council on Foreign
                             Relations, and the Institute for Strategic Studies
                             (London); advisor to the Program Evaluation and Methodology Division of the U.S. General Accounting
                             Office; formerly Senior Vice President and Trustee of Rand.

                             Present Position with the Neuberger Berman
                             Funds; Business Experience During Past Five
Name, Age, and Address (1)   Years; Other Trusteeships (2)
-----------------------      -------------------------------------------


Candace L. Straight (52)     TRUSTEE OF INCOME FUNDS, INCOME TRUST,
518 E. Passaic Avenue        INCOME MANAGERS TRUST (SINCE 1993); AND
Bloomfield, NJ 07003         NEUBERGER BERMAN ADVISERS MANAGEMENT
                             TRUST (SINCE 1999). Private investor and consultant specializing in the insurance industry; Advisory
                             Director of Securities Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector); Principal of Head & Company, LLC (limited liability company providing investment banking and consulting services to the insurance industry) until March
                             1996; Director of Drake Holdings (U.K. motor insurer) until June 1996.

Peter E. Sundman* (41)       CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE
                             OFFICER, AND TRUSTEE OF EQUITY FUNDS, EQUITY TRUST,
                             EQUITY ASSETS, EQUITY SERIES, EQUITY MANAGERS TRUST
                             AND GLOBAL MANAGERS TRUST; PRESIDENT AND CHIEF
                             EXECUTIVE OFFICER OF INCOME FUNDS, INCOME TRUST AND
                             INCOME MANAGERS TRUST; PRESIDENT AND PRINCIPAL
                             EXECUTIVE OFFICER OF NEUBERGER BERMAN ADVISERS
                             MANAGEMENT TRUST (SINCE 1999). Executive Vice
                             President and Principal of Neuberger Berman LLC from 1997 to 1999; President and Director of NBMI;
                             and Executive Vice President and Director of
                             Neuberger Berman Inc.

Peter P. Trapp (55)          TRUSTEE OF NEUBERGER BERMAN ADVISERS Ford Motor
                             Credit Company MANAGERS TRUST (SINCE 1984).
                             Regional 1455 Lincoln Parkway Manager for Atlanta
                             Region, Ford Motor Atlanta, GA 30346-2209 Credit
                             Company since August, 1997; prior thereto, President, Ford Life Insurance Company, April 1995 until August 1997.


(1) UNLESS OTHERWISE INDICATED, THE BUSINESS ADDRESS OF EACH LISTED PERSON IS 605 THIRD AVENUE, NEW YORK, NEW YORK 10158.

(2) EXCEPT AS OTHERWISE INDICATED, EACH INDIVIDUAL HAS HELD THE POSITIONS SHOWN FOR AT LEAST THE LAST FIVE YEARS.

* INDICATES A TRUSTEE WHO IS AN "INTERESTED PERSON" OF EACH TRUST WITHIN THE MEANING OF THE 1940 ACT. MESSRS. KASSEN AND SUNDMAN ARE INTERESTED PERSONS BY VIRTUE OF THE FACT THAT THEY ARE OFFICERS AND/OR DIRECTORS OF NBMI AND EXECUTIVE VICE PRESIDENTS OF NEUBERGER BERMAN. MR. O'BRIEN IS AN INTERESTED PERSON BY VIRTUE OF THE FACT THAT HE IS A DIRECTOR OF LEGG MASON, INC., A WHOLLY OWNED SUBSIDIARY OF WHICH, FROM TIME TO TIME, SERVES AS A BROKER OR DEALER TO THE PORTFOLIOS AND OTHER FUNDS FOR WHICH NBMI SERVES AS INVESTMENT MANAGER.

      The Trust's current Board of Trustees is responsible for general oversight of the funds' business and operations. The 1940 Act and SEC rules assign to the Board or to the Independent Trustees responsibility to consider and decide certain issues, including some in which the funds' interests may not be the same as those of management. The Boards of the funds in the Neuberger Berman family follow certain policies and practices intended to enhance the independence and effectiveness of the Independent Trustees. These include separate meetings of the Independent Trustees with counsel of their own choosing; a Nominating Committee composed entirely of Independent Trustees, which is responsible for identifying, screening, and naming candidates for the Board and Board committees and administering the Board's retirement policy; an Audit Committee composed entirely of Independent Trustees, which operates under a written charter and meets with each fund's independent auditors or accountants outside the presence of management; and a policy that compensation for serving as Independent Trustee must be set by the Independent Trustees. The Board of Trustees met 5 times during the fiscal year ended December 31, 1999. With the exception of Mr. Trapp, all of the Trustees attended 75% or more of the Board meetings during each fund's last fiscal year.

      The following Trustees currently serve on the Audit Committee of the Board of Trustees: Mr. Trapp, Ms. Harvey, and Ms. Straight. The principal duties of the Audit Committee are: (a) to review the financial and accounting policies of the funds, including internal accounting control procedures, and to review reports prepared by the funds' independent auditors, including reports on the funds' financial statements; (b) to evaluate the independence of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; (c) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; and (d) to report to the Board and make such recommendations as it deems necessary. The Audit Committee met one time during the fiscal year ended December 31, 1999. Each member of the Audit Committee attended that meeting.

      The following Trustees currently serve on the Nominating Committee of the Board of Trustees: Ms. Harvey and Mr. Mileaf. The Nominating Committee searches for and interviews trustee candidates for recommendation to the Board. The Nominating Committee met one time during the fiscal year ended December 31, 1999.

      Each member of the Nominating Committee attended that meeting. Each Independent Trustee employed by NBMI or Neuberger Berman receives $20,000 annually, $2,500 for each Board meeting and $500 for each separate meeting of a Board committee. The preceding amounts and those in the following tables represent historical compensation. The Independent Trustees are considering whether an increase in the amount of compensation, and a change in the method of calculation, would be appropriate in light of the reorganization of the Boards and the funds. They have retained an independent consultant to advise them. Trustees of the Trust who are employed by NBMI or Neuberger Berman receive no compensation from the Trust. Trustees are reimbursed for any expenses incurred in attending meetings. The Nominating Committee will consider nominees for trustee positions that are recommended by shareholders. Resumes and supporting information should be sent to the attention of Claudia Brandon, Secretary to the funds, in care of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York, 10158-3689. The retirement policy with respect to the Trustees is determined on a case-by-case basis. The following table sets forth information concerning the compensation of the Trustees. None of the Neuberger Berman Funds has any retirement plan for its Trustees.

                               COMPENSATION TABLE
                       FISCAL YEAR ENDED DECEMBER 31, 1999

                                Aggregate         Total Compensation from
                                Aggregate       Investment Companies in the
                            Compensation from      Neuberger Berman Fund
Name and Position               the Trust          Complex Paid to Trustees
-----------------

Faith Colish                     $15,625                $81,000 (1)
Trustee

Walter G. Ehlers                 $14,000                $28,500 (2)
Trustee

C. Anne Harvey                   $15,000                $30,000 (2)
Trustee

Leslie A. Jacobson*              $15,250                $30,500 (2)
Trustee

Howard A. Mileaf**                $833                  $53,917(3)
Trustee

Robert M. Porter*                $16,500                $32,000 (2)
Trustee

Ruth E. Salzmann                 $15,250                $30,500 (2)
Trustee

Candace L. Straight**             $833                  $53,167 (4)
Trustee

Peter P. Trapp                   $12,500                $25,000 (2)
Trustee

Lawrence Zicklin***                $0                       $0
Chairman and Trustee

(1)   Five other investment companies.

(2)   One other investment company.

(3)   Six other investment companies.

(4)   Three other investment companies.

*Messrs. Jacobson and Porter resigned from the Board of Trustees effective December 31, 1999.

** Ms. Straight and Mr. Mileaf became Trustees on November 30, 1999.

***Mr. Zicklin retired on October 27, 1999.



REQUIRED VOTE

      The election of each Trustee requires approval by a plurality of the votes cast at the Meeting on the matter.

      THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH NOMINEE IN PROPOSAL 1.

               PROPOSAL 2. MODIFICATION OF FUNDAMENTAL RESTRICTION
                      CONCERNING PORTFOLIO DIVERSIFICATION

      The Board of Trustees has approved a change to the fundamental investment limitations of each fund concerning diversification. The Board and NBMI believe that the proposed change will provide the funds with greater flexibility to respond to certain present and future investment opportunities. As discussed below, these fundamental restrictions, in their current form, impede the funds' use of certain portfolio management techniques that are now used by other mutual funds. Because the policies in question are fundamental, the changes require shareholder approval before they can be implemented.

      The existing fundamental restriction on issuer diversification would be changed by adding the underlined portion:

            DIVERSIFICATION. Each Portfolio may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, OR SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of that issuer or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

      The 1940 Act requires all mutual funds to state whether they are "diversified" or "non-diversified." Each of the funds is diversified and, accordingly, must restrict the percentage of its assets that can be invested in any one issuer. Diversified funds are relatively safer than non-diversified funds, because the risk is spread over a larger number of issuers. However, any investment in a mutual fund, whether diversified or non-diversified, involves risk, including the risk that you could lose money.

      The 1940 Act permits a fund, in counting the percentage of its assets invested in various issuers for diversity purposes, to disregard investments in U.S. Government securities or securities issued by other investment companies. The current diversification policies of the funds do not take full advantage of this provision. Specifically, they do not reflect the exception for investments in securities of other investment companies.

      The proposed modification would add the exemption for investments in securities of other investment companies. Among other things, this would allow the funds greater flexibility in managing uninvested cash. In connection with this approval, the funds may seek permission from the SEC to invest their uninvested cash in the Neuberger Berman Institutional Cash Trust, a registered money market fund, as a means of obtaining more efficient and effective management of the funds' uninvested cash. The proposed change would provide the funds with greater flexibility to use this investment technique should the SEC grant the funds' request.1 Although the funds would pay no more in advisory fees to secure this service than they pay now, the funds may pay an additional administrative fee on their investment in the underlying fund. The underlying fund pays an administrative fee of 15 basis points. No fund will be allowed to invest more than 25% of its net assets in the underlying fund. Accordingly, the administration fee would not add more than 3.75 basis points to the expense ratio of any investing fund, and would typically add considerably less than that.

REQUIRED VOTE

      Approval of the change contemplated by Proposal 2 with respect to a fund requires the affirmative vote of a "majority of the outstanding voting securities" of that fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares of the fund present at the Meeting if more than 50% of the outstanding shares of the fund are represented at the Meeting in person or by proxy.

      If the change contemplated by Proposal 2 is not approved by shareholders of a fund, the existing fundamental restriction of the fund will continue in effect for that fund as long as it remains a separate fund; but disapproval of Proposal 2 by the shareholders of one fund will not affect approvals of Proposal 2 by shareholders of any other fund.

      THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THE MODIFICATION OF THE FUNDAMENTAL RESTRICTION CONCERNING PORTFOLIO DIVERSIFICATION.




--------------------------
1 Section 12(d)(1) of the 1940 Act contains other limitations on the extent to which one investment company can invest in another. Specifically, one fund cannot purchase more than 3% of the outstanding voting securities of another fund, may not invest more than 5% of its total assets in the other fund, and may not invest more than 10% of its total assets in the securities of all investment companies combined. Through an exemptive application to permit joint cash management, the funds will ask for relief from these limits. There is no guarantee that the funds will be granted the exemption if requested.

                  PROPOSAL 3. SELECTION OF INDEPENDENT AUDITORS

      The Board of Trustees of the Trusts, including all of the Independent Trustees, has selected Ernst & Young LLP to continue to serve as the independent auditors of each of the funds for the fiscal year ending December 31, 2000. Ernst & Young LLP has no direct financial interest or material indirect financial interest in these funds. Representatives of Ernst & Young LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their attention.

      The independent auditors examine annual financial statements for each fund and provide other audit and tax-related services. In recommending the selection of Ernst & Young LLP, the Board reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the auditors' independence.



REQUIRED VOTE

      Approval of Proposal 3 requires the affirmative vote of a majority of the shares present and voting at the Meeting.

      THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO RATIFY ITS SELECTION OF THE FUNDS' INDEPENDENT AUDITORS.

                                OTHER INFORMATION

     INFORMATION ABOUT NBMI. NBMI, located at 605 Third Avenue, New York, New York 10158, serves as the funds' principal underwriter, administrator, and investment manager. NBMI manages the funds in conjunction with Neuberger Berman as sub-adviser. Together, the firms manage more than $54.4 billion in total assets (as of June 30, 2000) and continue an asset management history that began in 1939.

     OTHER MATTERS TO COME BEFORE THE MEETING. The Trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the voting instruction cards or proxy card(s) will vote on those matters in accordance with their judgment.

     SHAREHOLDER PROPOSALS. The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Trust at 605 Third Avenue, New York, New York 10158, such that they will be received by the Trust a reasonable period of time prior to any such meeting.

     INTERNET VOTING. Certain Variable Contract owners will have the opportunity to submit their voting instructions via the Internet by using a program provided by a third party vendor. The giving of such voting instructions will not affect your right to vote in person should you decide to do so at the Meeting. Please refer to the instructions on your voting instruction card to determine whether and how you may provide voting instructions via the Internet. The Internet voting procedures are designed to authenticate Contract Owners' identities, to allow Contract Owners to give their voting instructions, and to confirm that Contract Owners' instructions have been recorded properly. Contract Owners voting via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet service providers and telephone companies that must be borne by Contract Owners.

                                    By Order of the Board of Trustees

                                    /s/ Claudia A. Brandon
                                    ----------------------
                                    Claudia A. Brandon
                                    Secretary
                                    Neuberger Berman Advisers Management Trust

PROXY TABULATOR                                              VOTE TODAY BY MAIL.
P.O. BOX 9132
HINGHAM, MA 02043-9132

                   p Please fold and detach card at perforation before mailing p

                                        VOTING  INSTRUCTION CARD FOR THE SPECIAL
                                        MEETING OF SHAREHOLDERS OCTOBER 31, 2000

The undersigned, revoking previous instructions, hereby instructs the above-referenced Insurance Company (the "Company"), to vote all shares of the above-referenced Fund (the "Fund"), which are held in the account of the undersigned at the Special Meeting of persons having a voting interest in the above-referenced Fund, to be held on October 31, 2000, at 10:30 a.m., Eastern time at the offices of the Fund, 605 Third Avenue, 41st Floor, New York, NY 10158-3698, and at any adjournments thereof (the "Meeting"). The Company is hereby instructed to vote on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE COMPANY FROM OWNERS OF VARIABLE ANNUITY CONTRACTS AND/OR VARIABLE LIFE INSURANCE POLICIES ISSUED BY THE COMPANY WHO HAVE SPECIFIED THAT A PORTION OF THEIR PREMIUMS BE ALLOCATED TO THE ABOVE-REFERENCED FUND.
The shares represented by this voting instruction card will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.
YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THIS CARD BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                        Date____________, 2000

                                       Please sign  exactly as your name appears
                                       on this card. If joint owners, EITHER may
                                       sign the card.  When signing as attorney,
                                       executor,     administrator,     trustee,
                                       guardian  or  corporate  officer,  please
                                       give your full title.
                                       ----------------------------------------
                                       |
                                       |
                                       ----------------------------------------
                                                     Signature(s)

                                                                   N.B. AMT V.I.

PROXY TABULATOR                                              VOTE TODAY BY MAIL.
P.O. BOX 9132
HINGHAM, MA 02043-9132

p Please fold and detach card at perforation before mailing p

                                        VOTING  INSTRUCTION CARD FOR THE SPECIAL
                                        MEETING OF SHAREHOLDERS October 31, 2000
The undersigned, revoking previous instructions, hereby instructs the above-referenced Insurance Company (the "Company"), to vote all shares of the above-referenced Fund (the "Fund"), which are held in the account of the undersigned at the Special Meeting of persons having a voting interest in the above-referenced Fund, to be held on October 31, 2000, at 10:30 a.m., Eastern time at the offices of the Fund, 605 Third Avenue, 41st Floor, New York, NY 10158-3698, and at any adjournments thereof (the "Meeting"). The Company is hereby instructed to vote on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE COMPANY FROM OWNERS OF VARIABLE ANNUITY CONTRACTS AND/OR VARIABLE LIFE INSURANCE POLICIES ISSUED BY THE COMPANY WHO HAVE SPECIFIED THAT A PORTION OF THEIR PREMIUMS BE ALLOCATED TO THE ABOVE-REFERENCED FUND.
The shares represented by this voting instruction card will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.
YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THIS CARD BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                            Date__________, 2000
Please sign  exactly as your name appears
                                       on this card. If joint owners, EITHER may
                                       sign the card.  When signing as attorney,
                                       executor,     administrator,     trustee,
                                       guardian  or  corporate  officer,  please
                                       give your full title.
                                       ----------------------------------------
                                       |
                                       |
                                       ----------------------------------------
                                                     Signature(s)

                                                                   N.B. AMT V.I.

                NEUBERGER BERMAN
           ADVISERS MANAGEMENT TRUST

                   p Please fold and detach card at perforation before mailing p

                                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                                                OCTOBER 31, 2000

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("TRUST") AND RELATES TO THE PROPOSALS WITH RESPECT TO EACH SERIES OF THE TRUST (EACH A "FUND"). The undersigned hereby appoints as proxies Richard Russell, Daniel J. Sullivan and Claudia A. Brandon, and each of them (with power of substitution), to vote all shares of beneficial interest of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:30 a.m., Eastern time, on October 31, 2000, at the offices of the Trust, 605 Third Avenue, 41st Floor, New York, NY 10158-3698, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                       Please sign  exactly as your name appears
                                       hereon. If shares are held in the name of
                                       joint    owners,    each   should   sign.
                                       Attorneys-in-fact,             executors,
                                       administrators,  etc. should so indicate.
                                       If   shareholder   is  a  corporation  or
                                       partnership,    please   sign   in   full
                                       corporate   or   partnership    name   by
                                       authorized person.

                                       Date__________________, 2000
                                       -----------------------------------------
                                       |
                                       |
                                       -----------------------------------------
                                       Signature (owner, joint owners, trustee, custodian, etc.)
                                                            NEUBERGER BERMAN AMT

                NEUBERGER BERMAN
           ADVISERS MANAGEMENT TRUST

            p Please  fold and  detach  card at  perforation  before  mailing  p

                                PROXY FOR THE  SPECIAL  MEETING OF  SHAREHOLDERS
                                                                OCTOBER 31, 2000

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("TRUST") AND RELATES TO THE PROPOSALS WITH RESPECT TO EACH SERIES OF THE TRUST (EACH A "FUND"). The undersigned hereby appoints as proxies Richard Russell, Daniel J. Sullivan and Claudia A. Brandon, and each of them (with power of substitution), to vote all shares of beneficial interest of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:30 a.m., Eastern time, on October 31, 2000, at the offices of the Trust, 605 Third Avenue, 41st Floor, New York, NY 10158-3698, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL LISTED NOMINEES FOR TRUSTEE AND ALL LISTED PROPOSALS SET FORTH IN THIS PROXY STATEMENT RELATING TO THE FUND AND DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                       Please sign  exactly as your name appears
                                       hereon. If shares are held in the name of
                                       joint    owners,    each   should   sign.
                                       Attorneys-in-fact,             executors,
                                       administrators,  etc. should so indicate.
                                       If   shareholder   is  a  corporation  or
                                       partnership,    please   sign   in   full
                                       corporate   or   partnership    name   by
                                       authorized person.
                                       Date________________, 2000
                                       -----------------------------------------
                                       |
                                       |
                                       -----------------------------------------
                                       Signature (owner, joint owners, trustee, custodian, etc.)
                                                            NEUBERGER BERMAN AMT

                             YOUR VOTE IS IMPORTANT
               PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS CARD
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

         p Please fold and detach card at perforation before mailing p

PLEASE VOTE BY CHECKING ()) THE APPROPRIATE BOXES BELOW.


1. To elect the nominees specified below as Trustees:

                                        FOR all nominees        WITHHOLD
                                        listed (except as       authority
                                        marked to the          to vote for
                                        contrary at left)      all nominees

(01) John Cannon              (02) Faith Colish         (03) Walter G. Ehlers
(04) C. Anne Harvey           (05) Barry Hirsch         (06) Michael M. Kassen
(07) Robert A. Kavesh         (08) Howard A. Mileaf     (09) Edward I. O'Brien
(10) John T. Patterson, Jr.   (11) John P. Rosenthal    (12) William E. Rulon
(16) Candace L. Straight      (13) Cornelius T. Ryan    (14) Tom Decker Seip
(15) Gustave H. Shubert       (17) Peter E. Sundman     (18) Peter P. Trapp

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.


                                             FOR        AGAINST        ABSTAIN

2. To approve a change in the fundamental    / /          / /            / /
   investment limitation concerning
   diversification.

3. To ratify the selection of Ernst & Young
   LLP as the independent auditors.


                                                                   N.B. AMT-V.I.

                             YOUR VOTE IS IMPORTANT
               PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS CARD
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

         p Please fold and detach card at perforation before mailing p

PLEASE VOTE BY CHECKING ()) THE APPROPRIATE BOXES BELOW.


1. To elect the nominees specified below as Trustees:

                                        FOR all nominees        WITHHOLD
                                        listed (except as       authority
                                        marked to the          to vote for
                                        contrary at left)      all nominees

(01) John Cannon              (02) Faith Colish         (03) Walter G. Ehlers
(04) C. Anne Harvey           (05) Barry Hirsch         (06) Michael M. Kassen
(07) Robert A. Kavesh         (08) Howard A. Mileaf     (09) Edward I. O'Brien
(10) John T. Patterson, Jr.   (11) John P. Rosenthal    (12) William E. Rulon
(16) Candace L. Straight      (13) Cornelius T. Ryan    (14) Tom Decker Seip
(15) Gustave H. Shubert       (17) Peter E. Sundman     (18) Peter P. Trapp

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.


                                             FOR        AGAINST        ABSTAIN

2. To approve a change in the fundamental    / /          / /            / /
   investment limitation concerning
   diversification.

3. To ratify the selection of Ernst & Young
   LLP as the independent auditors.


                                                                   N.B. AMT-V.I.